                             LETTER OF TRANSMITTAL

                         SHOPPERS FOOD WAREHOUSE CORP.

                           Offer for all Outstanding
                         9 3/4% Senior Notes due 2004
                                in Exchange for
                         9 3/4% Senior Notes due 2004
          which have been registered under the Securities Act of 1933
              Pursuant to the Prospectus, dated November 26, 1997

--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JANUARY 12,
  1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERED SECURITIES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

To:  Norwest Bank Minnesota, National Association, the Exchange Agent

     By Registered or Certified Mail:       Facsimile Transmission Number:              By Overnight Delivery:
                                                 (612) 667-4927
            P.O. Box 1517                (For Eligible Institutions Only)         6th Street and Marquette Avenue
    Minneapolis, Minnesota 55480-1517         Confirm by Telephone:               Minneapolis, Minnesota 55479-0113
     Attn: Corporate Trust Operation                                              Attn: Corporate Trust Operation
                                                 (800) 344-5128

                                              For Information Call:
                                                 (800) 344-5128

     Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

     The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

     The undersigned acknowledges that he or she has received the Prospectus, dated November 26, 1997 (the "Prospectus"), of Shoppers Food Warehouse Corp., a Delaware corporation (the "Company"), and this Letter of Transmittal (this "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange up to $200,000,000 aggregate principal amount of 9 3/4% Senior Notes due 2004 (the "Exchange Notes") of the Company, for an equal principal amount of the Company's issued and outstanding 9 3/4% Senior Notes due 2004 (the "Outstanding Notes" and collectively with the Exchange Notes, the "Senior Notes"). The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to those of the Outstanding Notes, except that certain transfer restrictions and registration rights apply to the Outstanding Notes and that the Exchange Notes will be registered under the Securities Act of 1933, as amended (the "Securities Act"). Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

     This Letter is to be completed by holders of Outstanding Notes pursuant to the procedures set forth in the Prospectus under "The Exchange Offer
-- Procedures for Tendering Outstanding Notes." Delivery of this Letter and any other required documents should be made to the Exchange Agent.

     If a Holder desires to tender Outstanding Notes pursuant to the Exchange Offer but time will not permit this Letter, the Outstanding Notes or other required documents to reach the Exchange Agent on or before the Expiration Date, or the procedure for book-entry transfer cannot be completed on a timely basis, a tender may be effected in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering Outstanding Notes - Guaranteed Delivery Procedures." See
Instruction 2.

     For each Outstanding Note accepted for exchange not validly withdrawn, the holder of such Outstanding Note will receive an Exchange Note having a principal amount equal to that of the surrendered Outstanding Note. If the Exchange Offer is not consummated by February 6, 1998, the interest rate borne by the Outstanding Notes will be increased 0.5% per annum and shall thereafter increase by an additional 0.5% per annum at the beginning of each subsequent 90-day period until the Exchange Offer is consummated; provided, however, that
                                                       --------  -------
the additional interest rate on the Outstanding Notes may not exceed at any one time in the aggregate 1.5% per annum; and provided further, upon the
                                          -------- -------
effectiveness of the Exchange Offer Registration Statement, additional interest on the Outstanding Notes as described in this service shall cease to accrue.

     Interest on the Exchange Notes will accrue from (A) the later of (i) the last interest payment date on which interest was paid on the Outstanding Notes surrendered in exchange therefor or (ii) if the Outstanding Notes are surrendered for exchange on a date in a period which includes the record date for an interest payment date to occur on or after the date of such exchange and as to which interest will be paid, the date of such interest payment date, or
(B) if no interest has been paid on the Outstanding Notes, from June 26, 1997. Holders whose Outstanding Notes are accepted for exchange will be deemed to have waived the right to receive any interest accrued on the Outstanding Notes.

     The Company expressly reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer is open, and thereby delay acceptance of any Outstanding Notes by giving written notice of such extension to the Exchange Agent and notice of such extension to the holders as described in the next sentence, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the Holders of the Outstanding Notes of any extension by means of a press release or other public announcement prior to 9:00 A.M. New York City time, on the next business day after the previously scheduled Expiration Date. Notwithstanding the foregoing, pursuant to the Registration Rights Agreement, dated June 26, 1997, by and among the Company, the Guarantor and the Initial Purchaser defined therein (the "Registration Rights Agreement"), the Company has agreed to keep the Exchange Offer open for not less than 45 days after the date notice thereof is mailed to the Holders of the Outstanding Notes (or longer if required by applicable law).

     The Exchange Offer is not conditioned upon any minimum aggregate principal amount of Outstanding Notes being tendered or accepted for exchange. However, the Exchange Offer is subject to certain conditions. Please see the Prospectus under the section entitled "The Exchange Offer -- Conditions to the Exchange Offer".

     The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of Holders of Outstanding Notes in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

     This Letter is to be completed by a Holder of Outstanding Notes either if certificates are to be forwarded herewith or if a tender of certificates for Outstanding Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Outstanding Notes" section of the Prospectus. Holders of Outstanding Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Outstanding Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and deliver all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, may tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus under the section entitled "The Exchange Offer -- Procedures for Tendering Outstanding Notes Guaranteed Delivery Procedures." Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The Undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Notes must complete this Letter of Transmittal in its entirety.

     List below the Outstanding Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Outstanding Notes should be listed on a separate schedule affixed hereto.

----------------------------------------------------------------------------------------------------------------------------
  DESCRIPTION OF OUTSTANDING NOTES                                (1)                   (2)                    (3)
----------------------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Registered Holder(s)                                      Aggregate
   (Please fill in, if blank)                                                        Principal          Principal Amount
                                                                                     Amount at           at Maturity of
                                                              Certificate           Maturity of         Outstanding Notes
                                                              Number(s)/(1)/     Outstanding Notes          Tendered
                                                                                                      (if less than all)/(2)/
                                                          ------------------------------------------------------------------

                                                          ------------------------------------------------------------------

                                                          ------------------------------------------------------------------

                                                          ------------------------------------------------------------------

                                                          ------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
/(1)/Certificate numbers not required if the Outstanding Notes are being tendered by book-entry transfer.
/(2)/Unless otherwise indicated in this column, a Holder will be deemed to have tendered the full aggregate principal amount of the Outstanding Notes represented by the Outstanding Notes indicated in column 2.
----------------------------------------------------------------------------------------------------------------------------

[_] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:
                                   ---------------------------------------------

     Account Number:
                    ------------------------------------------------------------

     Transaction Code Number:
                             ---------------------------------------------------

[_] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)
                               -------------------------------------------------
Window Ticket Number (if any)
                             ---------------------------------------------------
Name of Eligible Institution that Guaranteed Delivery
                                                     ---------------------------
Date of Execution of Notice of Guaranteed Delivery
                                                  ------------------------------
If delivered by book-entry transfer, complete the following:

Account Number:
               -----------------------------------------------------------------

Transaction Code Number:
                        --------------------------------------------------------

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
     ---------------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------

Your are entitled to as many copies as you may reasonably request and if you need more than ten copies, please so indicate by noting the number of copies required below.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Notes.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Outstanding Notes with the full power of substitution to (i) deliver certificates for such Outstanding Notes to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Outstanding Notes for transfer on the books of the Company and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable from and after the Expiration Date and coupled with an interest.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Outstanding Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that (i) any Exchange Notes acquired in exchange for Outstanding Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, (ii) neither the Holder of such Outstanding Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes and (iii) neither the Holder of such Outstanding Notes nor any such other person is an "affiliate", as described in Rule 405 under the Securities Act of 1933 (the "1933 Act"), of the Company or of the Guarantor.

     The undersigned agrees that acceptance of any tendered Outstanding
Notes by the Company and the issuance of Exchange Notes in exchange therefor will constitute performance in full by the Company of its obligations under the Registration Rights Agreement (as defined in the Prospectus) and that the Company will have no further obligations or liabilities thereunder (except in limited circumstances).

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on certain interpretive letters by the staff of the Securities and Exchange Commission (the "SEC") to third parties in unrelated transactions. On the basis thereof, the Exchange Notes issued in exchange for the Outstanding Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Company or of the Guarantor within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act")) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holders' business and such Holders are not participating in, and have no arrangement or understanding with any person to participate in, the distribution of such Exchange Notes. However, the undersigned acknowledges that the Company has not sought its own no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in such other circumstances.

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Outstanding Notes tendered hereby.

     All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder will be binding upon the heirs, legal representatives, successors, assigns, executors, administrators and trustees in bankruptcy of the undersigned and shall not be affected by, and will survive, the death, bankruptcy or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter or the Prospectus under "The Exchange Offer - Withdrawal Rights."

     For purposes of this Exchange Offer, the Company shall be deemed to have accepted validly tendered Outstanding Notes when, as and if the Company has given oral and written notice thereof to the Exchange Agent.

     The undersigned understands that tenders of the Outstanding Notes pursuant to any one of the procedures described under "The Exchange Offer -- Procedures for Tendering Outstanding Notes" in the Prospectus and in the Instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions set forth herein and in the Prospectus.

     The undersigned recognizes that under certain circumstances set forth in the Prospectus under "The Exchange Offer -- Conditions to the Exchange Offer" the Company will not be required to accept for exchange any of the Outstanding Notes tendered. Outstanding Notes not accepted for exchange or withdrawn will be returned (or, in the case of Outstanding Notes tendered by book-entry transfer through the Book-Entry Transfer Facility, will promptly be credited to an account maintained at the Book-Entry Transfer Facility), without expense, to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below as promptly as practicable after the Expiration Date.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the certificates or electronic transfers representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange (and, if applicable, any substitute certificates or electronic transfers representing Outstanding Notes not exchanged) in the name(s) of the undersigned or, in the case of a book-entry delivery of Outstanding Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions" below, please deliver certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange (and, if applicable, any substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Outstanding Notes."

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OUTSTANDING NOTES" ABOVE AND SIGNING THIS LETTER AND DELIVERING SUCH NOTES AND THIS LETTER TO THE EXCHANGE AGENT, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX ABOVE.

-------------------------------------------------------------------------------
                           PLEASE SIGN HERE
              (TO BE COMPLETED BY ALL TENDERING HOLDERS)
              (Complete accompanying Substitute Form W-9)

     I hereby TENDER the Outstanding Notes described above in the box entitled "Description of Outstanding Notes" pursuant to the terms of the Exchange Offer.

         X                                    Date:               , 199_
           --------------------------------         --------------
         X                                    Date:               , 199_
           --------------------------------         --------------
                Signature(s) of Owner

     Area Code and Telephone Number
                                    ------------------------

     The above lines must be signed by the registered Holder(s) exactly as their name(s) appear(s) on the Outstanding Notes, or on a security position listing or by person(s) authorized to become registered Holder(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Letter. If Outstanding Notes to which this Letter relate are held of record by two or more joint Holders, then all such Holders must sign this. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then please set forth full title. See Instruction 4.

     Name(s):
             -------------------------------------------------------------------

     ---------------------------------------------------------------------------
                            (Please Type or Print)

     Capacity:
              ------------------------------------------------------------------
     Address:
             -------------------------------------------------------------------

     ---------------------------------------------------------------------------
                             (Including Zip Code)


                              SIGNATURE GUARANTEE
                        (If required by Instruction 4)

     Signature(s) Guaranteed
     by an Eligible Institution:
                                ------------------------------------------------
                                (Authorized Signature)

     ---------------------------------------------------------------------------
                                     (Title)

     ---------------------------------------------------------------------------
                                 (Name of Firm)

     ---------------------------------------------------------------------------
                         (Address and Telephone Number)

     Dated:                  , 199_
            -----------------





--------------------------------------------------------------------------------

--------------------------------------------------------
             SPECIAL ISSUANCE INSTRUCTIONS
              (See Instructions 4 and 5)

         To  be  completed  ONLY  if  certificates  for
Outstanding  Notes not exchanged  and/or Exchange Notes
are to be  issued  in the name of and  sent to  someone
other  than the person or  persons  whose  signature(s)
appear(s) on this Letter above or if Outstanding  Notes
delivered  by   book-entry   transfer   which  are  not
accepted  for  exchange are to be returned by credit to
an  account  maintained  at  the  Book-Entry   Transfer
Facility other than the account indicated above.

Issue:  Exchange Notes and/or Outstanding Notes to:

Name(s):
        ..................................................
                (Please Type or Print)

 ..........................................................
                (Please Type or Print)

Address:
        ..................................................

 ..........................................................
                                             (Zip Code)
------------------------------------
Employer Identification Number
 or Social Security Number

            (Complete Substitute Form W-9)

[_] Credit unexchanged Outstanding Notes delivered by book-entry transfer to the Book-Entry Transfer
    Facility account set forth below:

-------------------------------------
(Book-Entry Transfer Facility
Account Number, if applicable)




------------------------------------------------------


------------------------------------------------------
            SPECIAL DELIVERY INSTRUCTIONS
              (See Instructions 4 and 5)

          To be completed ONLY if certificates for Outstanding Notes not exchanged and/or Exchange
 Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box above entitled "Description of Outstanding Notes."



 Deliver: Exchange Notes and/or Outstanding Notes to:

 Name(s):
         .............................................
                (Please Type or Print)

 .....................................................
                (Please Type or Print)

Address:
        ..............................................

 .....................................................
                                           (Zip Code)



---------------------------------------------------------







     IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATE(S) FOR OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

This Letter is to be used to forward, and must accompany, all certificates representing Outstanding Notes tendered pursuant to the Exchange Offer.

                                  INSTRUCTIONS

         Forming Part of the Terms and Conditions of the Exchange Offer

1.       Delivery of this Letter and Outstanding Notes.

         This letter is to be completed by Holders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedure for delivery set forth in the section of the Prospectus captioned "The Exchange Offer - Book-Entry Transfer." Certificates for all physically-tendered Outstanding Notes or Book-Entry Confirmation, as the case may be as well as a properly completed and duly executed copy of this Letter (or facsimile thereof), a Substitute Form W-9 (or facsimile thereof) and any other documents required by this Letter must be received by the Exchange Agent at its address set forth herein on or before the Expiration Date or the tendering Holder must comply with the Guaranteed Delivery Procedures set forth below.

         The method of delivery of this Letter, the Outstanding Notes and all other required documents is at the election and risk of the tendering Holders, but delivery will be deemed made only when actually received and confirmed by the Exchange Agent. If such delivery is by mail, it is recommended that registered mail properly insured, with return receipt requested, be used and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. No letters or Outstanding Notes should be sent to the Company.

2.       Guaranteed Delivery Procedures.

         If a Holder desires to tender Outstanding Notes pursuant to the Exchange Offer, but time will not permit a Letter of Transmittal, the Outstanding Notes or other required documents to reach the Exchange Agent on or before the Expiration Date, or the procedure for book-entry transfer cannot be completed on a timely basis, a tender may be effected if the Exchange Agent has received at its office a letter or facsimile transmission from an Eligible Institution setting forth the name and address of the tendering Holder, the names in which the Outstanding Notes are registered, the principal amount of the Outstanding Notes being tendered and, if possible, the certificate numbers of the Outstanding Notes to be tendered, and stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, the Outstanding Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal and any other required documents, will be delivered by such Eligible Institution to the Exchange Agent. Unless Outstanding Notes being tendered by the above-described method are deposited with the Exchange Agent within the time period set forth above (accompanied or preceded by a properly completed Letter of Transmittal and any other required documents), the Company may, at its option, reject the tender. Copies of a Notice of Guaranteed Delivery which may be used by Eligible Institutions for the purposes described in this paragraph are available from the Exchange Agent.

3.       Tender by Holder, Partial Tender, and Withdrawals.

         Only a Holder of Outstanding Notes may tender such Outstanding Notes in the Exchange Offer. Any beneficial owner whose Outstanding Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact the registered Holder promptly and instruct such registered Holder to tender on behalf of such beneficial owners. If such beneficial owner wishes to tender on such owner's own behalf, such owner must, prior to completing and executing this Letter and delivering such owner's Outstanding Notes, either make appropriate arrangements to register ownership of the Outstanding Notes in such owner's name or obtain a properly completed bond power from the registered Holder. The transfer of registered ownership may take considerable time.

         Tenders of Outstanding Notes will be accepted only in denominations of $1,000 or integral multiples thereof. If less than all of the Outstanding Notes are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Outstanding Notes to be tendered in the box above entitled "Description of Outstanding Notes - Principal Amount of Outstanding Notes Tendered". A reissued certificate representing the balance of nontendered Outstanding Notes will be sent to such tendering Holder (except in the case of book-entry tenders), unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Any Holder who has tendered Outstanding Notes may withdraw the tender by delivering written notice of withdrawal (which may be sent by facsimile) to the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the person named in the Letter of Transmittal as having tendered the Outstanding Notes to be withdrawn, (ii) identify the certificate numbers of the Outstanding Notes to be withdrawn (except in the case of book-entry tenders),
(iii) identify the principal amount of Outstanding Notes to be withdrawn, (iv) state that such Holder is withdrawing its election to have such Outstanding Notes exchanged and (v) be signed by the registered Holder of such Outstanding Notes in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) by which such Outstanding Notes were tendered, or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Outstanding Notes being withdrawn. The Exchange Agent will return the properly withdrawn Outstanding Notes promptly following receipt of notice of withdrawal. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company, and such determinations will be final and binding on all parties.

4. Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

         If this Letter is signed by the registered Holder of the Outstanding Notes tendered herewith, the signature must correspond exactly with the name as written on the face of the certificates (if applicable) without any alteration, enlargement or change whatsoever.

         If any tendered Outstanding Notes are owned of record by two or more joint owners, all such owners must sign this Letter. If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are names in which tendered Outstanding Notes are registered.

         The registered Holder must either properly endorse the Outstanding Notes tendered or transmit a properly completed separate bond power with this Letter (in either case, executed exactly as the name of the registered Holder appears on such Outstanding Notes), with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such certificates or bond powers are signed by an Eligible Institution.

         If this Letter or any Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and submit with this Letter evidence satisfactory to the Company of their authority to so act.

         The signatures on this Letter or a notice of withdrawal, as the case may be, must be guaranteed unless the Outstanding Notes surrendered for exchange pursuant thereto are tendered (i) by a registered Holder of the Outstanding Notes who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this Letter or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by a commercial bank or trust company located or having an office or correspondent in the United States, or by a member firm of a national securities exchange or the National Association of Securities Dealers, Inc., or by a member of a signature medallion program such as "STAMP" (any of the foregoing being referred to herein as an

"Eligible Institution"). If Outstanding Notes are registered in the name of a person other than the signer of this Letter, the Outstanding Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company in its sole discretion, duly executed by the registered Holder with the signature thereon guaranteed by an Eligible Institution.

5.       Special Issuance and Delivery Instructions.

         Tendering Holders of Outstanding Notes should indicate in the applicable box the name and address or account at DTC in which Exchange Notes issued pursuant to the Exchange Offer and/or substitute Outstanding Notes for principal amounts not tendered or not accepted for exchange are to be issued, sent or deposited if different from the name and address or account of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate hereon. If no such instructions are given, any Exchange Notes will be issued in the name of, and delivered to, the name or address of the person signing this Letter, and any Outstanding Notes not accepted for exchange will be returned to the name or address of the person signing this Letter.

6.       Backup Federal Income Tax Withholding and Substitute Form W-9.

         Under the federal income tax laws, payments that may be made by the Company on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering Holder should complete and sign the Substitute Form W-9 included in this Letter and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (i) the Holder has not been notified by the Internal Revenue Service (the "IRS") that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the Holder that the Holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering Holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such Holder should check the box "Awaiting TIN" in
Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If the "Awaiting TIN" box is checked in Part I, the Company (or the Paying Agent under the Indenture governing the Exchange Notes) will retain 31% of payments made to the tendering Holder during the 60-day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent or the Company with its TIN within 60-days after the date of the Substitute Form W-9, the Company (or the Paying Agent) will remit such amounts retained during the 60-day period to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent or the Company with its TIN within such 60-day period, the Company (or the Paying Agent) will remit such previously retained amounts to the IRS as backup withholding. In general, if a Holder is an individual, the taxpayer identification number is the Social Security Number of such individual. If the Exchange Agent or the Company is not provided with the correct taxpayer identification number, the Holder may be subject to a $50 penalty imposed by the IRS. Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such Holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Outstanding Notes are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

         Failure to complete the Substitute Form W-9 will not, by itself, cause Outstanding Notes to be deemed invalidly tendered, but may require the Company (or the Paying Agent) to withhold 31% of the amount of any payments made on account of the Exchange Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

7.       Transfer Taxes.

         The Company will pay all transfer taxes, if any, applicable to the transfer of Outstanding Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Outstanding Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Outstanding Notes tendered herewith, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Outstanding Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

         Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes specified in this Letter.

8.       Waiver of Conditions.

         The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

9.       No Conditional Tenders.

         No alternative, conditional, irregular or contingent tenders of Outstanding Notes or transmittals of this Letter will be accepted. All tendering Holders of Outstanding Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

         Neither the Company, the Exchange Agent nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

10.      Inadequate Space.

         If the space provided herein is inadequate, the aggregate principal amount of Outstanding Notes being tendered and the certificate number or numbers (if applicable) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter.

11.      Mutilated, Lost, Stolen or Destroyed Outstanding Notes.

         If any certificate has been lost, mutilated, destroyed or stolen, the Holder should promptly notify Norwest Bank Minnesota, National Association at 6th Street and Marquette Avenue, Minneapolis, Minnesota 55479-0113, telephone
(800) 344-5128. The Holder will then be instructed as to the steps that must be taken to replace the certificate. This Letter and related documents cannot be processed until the Outstanding Notes have been replaced.

12.      Requests for Assistance or Additional Copies.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter may be directed to the Exchange Agent at the address and telephone number indicated above.

13.      Validity of Tenders.

         All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tendered Outstanding Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Outstanding Notes not validly tendered or any Outstanding Notes, the Company's acceptance of which would, in the opinion of the Company, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Outstanding Notes as to any ineligibility of any Holder who seeks to tender Outstanding Notes in the Exchange

Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter and the Instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived.

14. Acceptance of Tendered Outstanding Notes and Issuance of Exchange Notes; Return of Outstanding Notes.

         Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Outstanding Notes as soon as practicable after the Expiration Date and will issue Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Outstanding Notes when, as and if the Company has given written and oral notice thereof to the Exchange Agent. If any tendered Outstanding Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Outstanding Notes will be returned, without expense, to the name and address shown above or at a different address as may be indicated under "Special Delivery Instructions" as soon as practicable after the Expiration Date.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                               (See Instruction 6)
                   PAYOR'S NAME: SHOPPERS FOOD WAREHOUSE CORP.

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE EXCHANGE NOTES.

====================================================================================================================
SUBSTITUTE FORM W-9                  Part I--Taxpayer Identification Number
Department of the Treasury           Enter your taxpayer identification          ----------------------------------
Internal Revenue Service             number in the appropriate box.  For         Social Security Number
                                     most individuals, this is your social
                                     security number.  If you do not have a                    OR
                                     number, see how to obtain a "TIN" in
                                     the enclosed Guidelines.
                                                                                 ----------------------------------
                                     NOTE: If the account is in more than        Employer Identification Number
                                     one name, see the chart on page 2 of
                                     the enclosed Guidelines to determine                      OR
                                     what number to give.
                                                                                         [_] Awaiting TIN
                                     -------------------------------------------------------------------------------
                                     Part II--For Payees Exempt from Backup Withholding (see enclosed Guidelines)
                                     -------------------------------------------------------------------------------
Payor's Request for Taxpayer         CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
Identification Number (TIN) and      (1)  the number shown on this form is my correct Taxpayer Identification
Certification                             Number (or I am waiting for a number to be issued to me), and
                                     (2)  I am no subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding.

                                     SIGNATURE                                         DATE
                                              ----------------------------------------     ----------------------
                                     NAME
                                         ----------------------------------------------------------------------
                                                                     (please print)

--------------------------------------------------------------------------------
Certificate Guidelines--You must cross out Item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of under-reporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (2).
================================================================================

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX "AWAITING TIN" IN PART I OF SUBSTITUTE FORM W-9

================================================================================

         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payor, 31% of all payments made to me on account of the Exchange Notes shall be retained until I provide a Taxpayer Identification Number to the payor and that, if I do not provide my Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as a backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.



    SIGNATURE                                     DATE
             ------------------------------------     ----------------

================================================================================

PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.